Exhibit 99.1
Doximity Announces Fiscal 2022 Third Quarter Financial Results
Total revenues of $97.9 million, up 67% year-over-year
Net income margin of 57% and adjusted EBITDA margin of 48%
SAN FRANCISCO, Calif., February 8, 2022 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2022 third quarter ended December 31, 2021.
“We had a strong Q3 led by our existing clients as our net revenue retention rate hit 171%,” said Jeff Tangney, co-founder & CEO at Doximity. “Our telehealth platform grew to 350,000 active providers and we agreed to acquire Amion which powers nearly 200,000 physician schedules. It’s our life’s work to build the physician cloud – a digital platform to help physicians save time, so they can provide better care for patients.”
Doximity Acquiring Amion: More information can be found in the press release at https://investors.doximity.com.
Fiscal 2022 Third Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2020.
•Revenue: Revenue of $97.9 million, versus $58.7 million, an increase of 67% year-over-year.
•Net income and non-GAAP net income: Net income of $55.6 million, versus $17.2 million, representing a 57% margin. Non-GAAP net income of $63.6 million, versus $19.5 million, representing a 65% margin.
•Adjusted EBITDA: Adjusted EBITDA of $47.0 million, versus $21.5 million, an increase of 119% year-over-year, representing adjusted EBITDA margins of 48%, versus 37%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.26, versus $0.05, while non-GAAP diluted net income per share was $0.29, versus $0.07.
•Operating cash flow and free cash flow: Operating cash flow of $27.3 million, versus $24.0 million, and free cash flow of $25.6 million, versus $22.9 million.
Financial Outlook
Doximity is providing guidance for its fiscal fourth quarter ending March 31, 2022 as follows:
•Revenue between $89.0 million and $90.0 million.
•Adjusted EBITDA between $34.0 million and $35.0 million.
Doximity is updating guidance for its fiscal year ending March 31, 2022 as follows:
•Revenue between $338.9 million and $339.9 million.
•Adjusted EBITDA between $144.9 million and $145.9 million.
Doximity is providing preliminary guidance for its fiscal year ending March 31, 2023 as follows:
•Revenue growth of about 33% (excluding the Amion acquisition) to approximately $450 million.
•Adjusted EBITDA margin of 40% or greater (excluding the Amion acquisition).

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for medical professionals. The company’s network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers, and conduct virtual patient visits. Doximity’s mission is to help doctors be more productive so they can provide better care for their patients. For more information, please visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (ii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iii) our ability to attract new customers or retain existing customers; (iv) the impact of our prioritization of our members’ interests; (v) breaches in our security measures or unauthorized access to members’ data; (vi) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the prospectus for our recent offering of shares of Class A common stock shares that was filed with the SEC on June 25, 2021, and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, as such risk factors may be updated from time to time in our periodic filings with the SEC. Additional information will be provided in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2021	March 31, 2021
Assets
Current assets:
Cash and cash equivalents	$85,079	$66,393
Marketable securities	680,499	76,141
Accounts receivable, net	69,823	50,319
Prepaid expenses and other current assets	17,917	10,692
Deferred contract costs, current	5,060	5,856
Total current assets	858,378	209,401
Property and equipment, net	8,221	7,598
Deferred income tax assets	35,431	2,112
Operating lease right-of-use assets	1,589	1,339
Intangible assets, net	8,802	9,596
Goodwill	18,915	18,915
Other assets	836	2,758
Total assets	$932,172	$251,719
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,230	$1,515
Accrued expenses and other current liabilities	23,980	16,285
Deferred revenue, current	65,576	83,272
Operating lease liabilities, current	927	970
Total current liabilities	91,713	102,042
Deferred revenue, non-current	38	220
Operating lease liabilities, non-current	668	284
Other liabilities, non-current	905	972
Total liabilities	93,324	103,518

Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock	—	81,458
Stockholders' Equity
Preferred stock	—	—
Common stock	190	83
Additional paid-in capital	688,290	30,357
Accumulated other comprehensive loss	(4,013)	(21)
Retained earnings	154,381	36,324
Total stockholders' equity	838,848	66,743
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$932,172	$251,719

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
Revenue	$97,876	$58,709	$249,895	$140,210
Cost of revenue(1)	11,085	7,872	28,022	23,203
Gross profit	86,791	50,837	221,873	117,007
Operating expenses(1):
Research and development	16,225	11,406	44,926	31,315
Sales and marketing	25,698	17,017	66,230	44,447
General and administrative	9,079	4,478	25,102	10,789
Total operating expenses	51,002	32,901	136,258	86,551
Income from operations	35,789	17,936	85,615	30,456
Other income, net	20	4,601	485	4,428
Income before income taxes	35,809	22,537	86,100	34,884
Provision for (benefit from) income taxes	(19,838)	5,306	(31,957)	6,157
Net income	$55,647	$17,231	$118,057	$28,727
Undistributed earnings attributable to participating securities	—	(11,831)	(21,866)	(17,907)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$55,647	$5,400	$96,191	$10,820
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.30	$0.07	$0.62	$0.15
Diluted	$0.26	$0.05	$0.53	$0.12
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	188,372	77,766	154,289	72,590
Diluted	216,396	99,923	182,905	92,286

(1) Costs and expenses include share-based compensation expenses as follows:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
Cost of revenue	$1,912	$179	$2,973	$368
Research and development	2,035	634	4,864	1,179
Sales and marketing	2,681	633	5,575	1,304
General and administrative	3,206	774	8,221	1,531
Total stock-based compensation expense	$9,834	$2,220	$21,633	$4,382

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net income	$55,647	$17,231	$118,057	$28,727
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,361	1,015	3,672	2,711
Deferred income taxes	(31,972)	3,450	(31,972)	4,073
Stock-based compensation, net of amounts capitalized	9,834	2,220	21,633	4,382
Other	642	(287)	570	(182)
Non-cash lease expense	288	718	857	2,012
Bad debt expense (recovery)	(120)	(47)	75	(43)
Amortization of premium on marketable securities, net	1,302	44	2,863	58
Gain on sale of business	—	(4,698)	—	(4,698)
Amortization of deferred contract costs	1,710	1,557	7,366	4,697
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(14,021)	403	(19,579)	(14,487)
Prepaid expenses and other assets	10,722	(596)	(7,003)	167
Deferred contract costs	(3,697)	(3,215)	(6,672)	(5,970)
Accounts payable	453	(658)	162	(933)
Accrued expenses and other current liabilities	8,417	6,155	7,998	5,512
Deferred revenue	(13,111)	830	(17,538)	19,373
Operating lease liabilities	(173)	(730)	(811)	(2,040)
Other liabilities	2	569	(67)	2,063
Net cash provided by operating activities	27,284	23,961	79,611	45,422
Cash flows from investing activities
Purchases of property and equipment	(611)	(6)	(852)	(98)
Capitalized internal-use software	(1,065)	(1,069)	(2,736)	(3,599)
Purchases of marketable securities	(115,772)	(34,399)	(1,271,915)	(34,399)
Maturities of marketable securities	6,066	4,000	41,617	38,000
Sales of marketable securities	85,862	—	616,938	—
Cash paid for acquisition, net of cash acquired	—	(48)	—	(31,682)
Other	—	25	—	—
Proceeds from sale of business	—	4,230	—	4,230
Net cash used in investing activities	(25,520)	(27,267)	(616,948)	(27,548)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	553,905	—
Payments of deferred offering costs	—	(381)	(3,982)	(381)
Proceeds from issuance of common stock upon exercise of stock options	4,174	3,075	9,234	4,422
Taxes paid related to net share settlement of equity awards	(380)	—	(436)	—
Repurchase of common stock	—	(370)	(2,698)	(370)
Net cash provided by financing activities	3,794	2,324	556,023	3,671
Net increase (decrease) in cash and cash equivalents	5,558	(982)	18,686	21,545
Cash and cash equivalents, beginning of period	79,521	70,957	66,393	48,430
Cash and cash equivalents, end of period	$85,079	$69,975	$85,079	$69,975

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, and other income, net. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and capitalized internal-use software development cost.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: We calculate net revenue retention rate by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn.
•Customers with trailing 12-month subscription revenue greater than $100,000: We calculate the number of customers with TTM product revenue greater than $100,000 by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. The number of customers with TTM subscription-based revenue of at least $100,000 is a key indicator of the scale of our business. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
	(unaudited)
	(in thousands)
Net income	$55,647	$17,231	$118,057	$28,727
Adjusted to exclude the following:
Acquisition and other related expenses	—	326	—	470
Stock-based compensation	9,834	2,220	21,633	4,382
Depreciation and amortization	1,361	1,015	3,672	2,711
Provision for (benefit from) income taxes	(19,838)	5,306	(31,957)	6,157
Other income, net	(20)	(4,601)	(485)	(4,428)
Adjusted EBITDA	$46,984	$21,497	$110,920	$38,019

Revenue	$97,876	$58,709	$249,895	$140,210
Net income margin	57%	29%	47%	20%
Adjusted EBITDA margin	48%	37%	44%	27%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$27,284	$23,961	$79,611	$45,422
Purchases of property and equipment	(611)	(6)	(852)	(98)
Capitalized internal-use software	(1,065)	(1,069)	(2,736)	(3,599)
Free cash flow	$25,608	$22,886	$76,023	$41,725
Other cash flow components:
Net cash used in investing activities	$(25,520)	$(27,267)	$(616,948)	$(27,548)
Net cash provided by financing activities	$3,794	$2,324	$556,023	$3,671

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
	(unaudited)
	(in thousands, except percentages)
GAAP cost of revenue	$11,085	$7,872	$28,022	$23,203
Adjusted to exclude the following:
Stock-based compensation	(1,912)	(179)	(2,973)	(368)
Non-GAAP cost of revenue	$9,173	$7,693	$25,049	$22,835

GAAP gross profit	$86,791	$50,837	$221,873	$117,007
Adjusted to exclude the following:
Stock-based compensation	1,912	179	2,973	368
Non-GAAP gross profit	$88,703	$51,016	$224,846	$117,375

GAAP gross margin	89%	87%	89%	83%
Non-GAAP gross margin	91%	87%	90%	84%

GAAP research and development expense	$16,225	$11,406	$44,926	$31,315
Adjusted to exclude the following:
Stock-based compensation	(2,035)	(634)	(4,864)	(1,179)
Non-GAAP research and development expense	$14,190	$10,772	$40,062	$30,136

GAAP sales and marketing expense	$25,698	$17,017	$66,230	$44,447
Adjusted to exclude the following:
Stock-based compensation	(2,681)	(633)	(5,575)	(1,304)
Amortization of acquired intangibles	(265)	(303)	(795)	(817)
Non-GAAP sales and marketing expense	$22,752	$16,081	$59,860	$42,326

GAAP general and administrative expense	$9,079	$4,478	$25,102	$10,789
Adjusted to exclude the following:
Acquisition and other related expenses	—	(326)	—	(470)
Stock-based compensation	(3,206)	(774)	(8,221)	(1,531)
Non-GAAP general and administrative expense	$5,873	$3,378	$16,881	$8,788

GAAP operating expense	$51,002	$32,901	$136,258	$86,551
Adjusted to exclude the following:
Acquisition and other related expenses	—	(326)	—	(470)
Stock-based compensation	(7,922)	(2,041)	(18,660)	(4,014)
Amortization of acquired intangibles	(265)	(303)	(795)	(817)
Non-GAAP operating expense	$42,815	$30,231	$116,803	$81,250

GAAP operating income	$35,789	$17,936	$85,615	$30,456
Adjusted to exclude the following:
Acquisition and other related expenses	—	326	—	470
Stock-based compensation	9,834	2,220	21,633	4,382
Amortization of acquired intangibles	265	303	795	817
Non-GAAP operating income	$45,888	$20,785	$108,043	$36,125

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP net income	$55,647	$17,231	$118,057	$28,727
Adjusted to exclude the following:
Acquisition and other related expenses	—	326	—	470
Stock-based compensation	9,834	2,220	21,633	4,382
Amortization of acquired intangibles	265	303	795	817
Income tax effect of non-GAAP adjustments (1)	(2,121)	(598)	(4,710)	(1,190)
Non-GAAP net income	$63,625	$19,482	$135,775	$33,206
Non-GAAP net income margin	65%	33%	54%	24%

GAAP undistributed earnings attributable to participating securities	$—	$(11,831)	$(21,866)	$(17,907)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	(1,114)	(2,436)	(2,295)
Non-GAAP undistributed earnings attributable to participating securities	$—	$(12,945)	$(24,302)	$(20,202)

Non-GAAP net income	$63,625	$19,482	$135,775	$33,206
Non-GAAP undistributed earnings attributable to participating securities	—	(12,945)	(24,302)	(20,202)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$63,625	$6,537	$111,473	$13,004

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	188,372	77,766	154,289	72,590
Diluted	216,396	99,923	182,905	92,286

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.34	$0.08	$0.72	$0.18
Diluted	$0.29	$0.07	$0.61	$0.14
(1) For the three and nine months ended December 31, 2021 and 2020, management used an estimated annual effective non-GAAP tax rate of 21.0%.